CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. September 4, 2026 To: JPMorgan Chase Bank, National Association Re: Amendment to Registered Forward Transaction Confirmation This letter agreement (this “Amendment”) amends the terms and conditions of the transactions (the “Transactions”) evidenced by (a) that certain Confirmation by and between JPMorgan Chase Bank, National Association (“Party A”) and MDU Resources Group, Inc. (“Party B”), dated as of December 3, 2025 (the “Base Confirmation”), and (b) that certain Confirmation by and between Party A and Party B, dated as of December 23, 2025 (the “Additional Confirmation” and, together with the Base Confirmation, the “Confirmations”). 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmations. 2. Amendment. The Confirmations shall be amended by replacing the Forward Price Reduction Amounts in Schedule I to each Confirmation in their entirety with the attached Schedule I. 3. Representations. Each of the representations and warranties in Section 3(a) of the Agreement (as defined in each Confirmation) are hereby deemed to be repeated on the date hereof. 4. Effectiveness. This Amendment shall become effective upon execution hereof by the parties hereto. Except as amended hereby, all the terms of the Transactions and provisions in the Confirmations shall remain and continue in full force and effect and are hereby confirmed in all respects. 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. 6. Governing Law. Notwithstanding anything to the contrary in the Agreements, the Confirmations, this Amendment and all matters arising in connection with the Agreement, the Confirmation and this Amendment, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law). 7. Communications with J.P. Morgan Securities LLC. If Party B interacts with any employee of J.P. Morgan Securities LLC with respect to this Amendment or the Transactions, Party B is hereby notified that such employee will act solely as an authorized representative of Party A (and not as a representative of J.P. Morgan Securities LLC) in connection with the Amendment and the Transactions. [Signature page follows]

MDU Resources Group, Inc. By: /s/ Brent Miller Name: Brent Miller Title: Treasurer JPMorgan Chase Bank, National Association By: /s/ Gaurav Maria Name: Gaurav Maria Title: Managing Director

SCHEDULE I FORWARD PRICE REDUCTION DATES AND AMOUNTS Forward Price Reduction Date Forward Price Reduction Amount Trade Date USD 0.0000 December 11, 2025 USD [***] March 12, 2026 USD [***] June 11, 2026 USD [***] September 10, 2026 USD [***] December 10, 2026 USD [***] March 11, 2027 USD [***] June 10, 2027 USD [***] September 9, 2027 USD [***] December 9, 2027 USD [***] March 9, 2028 USD [***]